UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2016

Ekso Bionics Holdings, Inc.

(Exact Name of Registrant as specified in its charter)

Nevada	333-181229	99-0367049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Harbour Way South, Suite 1201

Richmond, California 94804

(Address of principal executive offices, including zip code)

(203) 723-3576

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement.

On April 1, 2016, Ekso Bionics Holdings, Inc. (the “Company”) amended that certain Securities Purchase Agreement dated December 23, 2015 among the Company and certain institutional investors (the “Agreement”) to clarify the intention of the parties that compensatory options granted to our employees and directors would not trigger an adjustment of the conversion price of the Series A Convertible Preferred Stock or of the exercise price of the warrants issued pursuant to the Agreement (the “Amendment”).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the form of Amendment attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation; Bylaws; Changes in Fiscal Year.

On April 4, 2016, the Company filed a Certificate of Amendment to its Certificate of Designation with respect to the Series A Convertible Preferred Stock (the “Certificate of Amendment”). The Certificate of Amendment was filed to clarify the intention of the parties that compensatory options granted to our employees and directors would not trigger an adjustment of the conversion price of the Series A Convertible Preferred Stock.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment attached hereto as Exhibit 3.1, which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 4, 2016, the Company issued a press release announcing that it had received 510(k) clearance from the U.S. Food and Drug Administration (the “FDA”) to market its Ekso GT robotic exoskeleton. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

On or about April 1, 2016, the Company received 510(k) clearance from the FDA to market its Ekso GT robotic exoskeleton for use in rehabilitation centers for the treatment of individuals with hemiplegia due to stroke, individuals with spinal cord injuries at levels T4 to L5, and individuals with spinal cord injuries at levels of T3 to C7 (ASIA D), in accordance with the device’s labeling.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

3.1	Certificate of Amendment to Certificate of Designation of Series A Convertible Preferred Stock, filed on April 4, 2016

10.1	Form of Amendment to Securities Purchase Agreement

99.1	Press Release dated April 4, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.

By:	/s/ Max Scheder-Bieschin
Name:	Max Scheder-Bieschin
Title:	Chief Financial Officer

Dated: April 7, 2016

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